UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

Eagle Bulk Shipping Inc.

(Exact Name of Registrant as Specified in its Charter)

Marshall Islands

(State or Other Jurisdiction of Incorporation)

000-51366	98-0453513
(Commission File Number)	(I.R.S. Employer Identification No.)

477 Madison Avenue New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 785-2500

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Eagle Bulk Shipping Inc. (the “Company”) is disclosing certain information in connection with its annual shareholder meeting to be held on May 22, 2008. A copy of the slide presentation (“Slide Presentation”) to be presented at the meeting is being furnished as Exhibit 99.1 to this current report on Form 8-K.

Statements made in the Slide Presentation which are not historical are forward-looking statements that reflect management’s current views with respect to future events and performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical fact. Such statements are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. See “Forward-Looking Statements” in the Slide Presentation.

The information in this Item 7.01 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slide Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BULK SHIPPING INC.
By:	/s/Alan S. Ginsberg
Name:	Alan S. Ginsberg
Title:	Chief Financial Officer

Date: May 22, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slide Presentation